Exhibit 99.1

List of states and territories that have agreed to the opioids-related Settlement:

States and District of Columbia

1.	Alaska	25.	Missouri
2.	Arizona	26.	Montana
3.	Arkansas	27.	Nebraska
4.	California	28.	Nevada
5.	Colorado	29.	New Hampshire
6.	Connecticut	30.	New Jersey
7.	Delaware	31.	New Mexico
8.	District of Columbia	32.	New York
9.	Florida	33.	North Carolina
10.	Georgia	34.	North Dakota
11.	Hawaii	35.	Ohio
12.	Idaho	36.	Oregon
13.	Illinois	37.	Pennsylvania
14.	Indiana	38.	Rhode Island
15.	Iowa	39.	South Carolina
16.	Kansas	40.	South Dakota
17.	Kentucky	41.	Tennessee
18.	Louisiana	42.	Texas
19.	Maine	43.	Utah
20.	Maryland	44.	Vermont
21.	Massachusetts	45.	Virginia
22.	Michigan	46.	Wisconsin
23.	Minnesota	47.	Wyoming
24.	Mississippi

Territories

1.	American Samoa
2.	Guam
3.	N. Mariana Islands
4.	Puerto Rico
5.	Virgin Islands

List of Distributors that have agreed to the opioids-related Settlement:

1.	AmerisourceBergen Corporation
2.	Cardinal Health, Inc.
3.	McKesson Corporation